INVESCO VARIABLE INVESTMENT FUNDS, INC.
                       INVESCO VIF - Dynamics Portfolio


                 Supplement to Prospectus dated July 6, 1998


The section of the above Fund's Prospectus  entitled  "Management" is amended to
(1) delete the third sentence of the ninth paragraph and (2) replace it with the following new sentence:

      The Fund reimburses IFG for its costs in providing, or assuring that Participating Insurance Companies provide, these services in an amount up to $10,000 per year (the "Base Fee"), plus 0.015% of the net assets of the Fund, plus, effective July 6, 1998, an additional 0.25% of the gross new assets (new sales of shares, exchanges into the Fund and reinvestment of dividends and capital gain distributions) of the Fund (the "Incremental Fees").

The date of this Supplement is July 21, 1998.